UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

ASI ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

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[X] No fee required.

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Title of each class of securities to which transaction applies:

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4)

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ASI ENTERTAINMENT, INC.

Suite 3, Level 7, 24 Collins Street

Melbourne, Victoria, 3000 Australia

NOTICE OF CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE MATTERS.

Dear Stockholders:

We are writing to advise you that, on June 17, 2014, the board of directors of ASI Entertainment, Inc., a Delaware corporation (“ASI,” “the Company,” “we” or “us”), and certain stockholders representing more than a majority of our outstanding voting capital approved by written consent the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.

To elect a Board of Directors to hold office until the next Annual Meeting of the Stockholders or until their successors are elected;

2.

To consider and act on an advisory (non-binding) proposal on the compensation arrangements of certain executive officers;

3.

To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers; and

4.

Amend the Company’s Certificate of Incorporation filed with the Delaware Secretary of State (the “Certificate of Incorporation”) to:

a.

increase the Company’s authorized common stock, par value $0.0001 (the “Common Stock”) from 100,000,000 shares to 500,000,000 shares, and to increase the Company’s authorized preferred stock, par value $0.0001, from 20,000,000 to 50,000,000; and

b.

change the Company’s name to AS-IP Tech Inc.;

5.

To amend Article VII of the Bylaws of the Company to reflect the correct fiscal year end of June 30;

6.

To ratify the appointment of B F Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending June 30, 2014.

Under the Delaware General Corporation Law, our Certificate of Incorporation and Bylaws, the Corporate Actions may be effected without a meeting of our stockholders by a resolution of our board of directors followed by the receipt of the written consent of the holders of a majority of our common stock. The Corporate Actions have already been approved by our Board of Directors and our common stockholders by written consent.  The consents that we have received constitute the only stockholder approval required for the Corporate Actions under the Delaware General Corporate Law, our Certificate of Incorporation and Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.  No action is required by you to effectuate the Corporate Actions.

This letter is the notice required by Section 228(e) of the Delaware General Corporation Law.  The accompanying Information Statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders of record on June 17, 2014 for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Corporate Actions will not be effective and the Certificate of Amendment will not be filed with the Secretary of State for the State of Delaware, until 20 days after the date this Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders (which will not occur on or about June 27, 2014 or thereafter).

By order of the Board of Directors,

/s/ Philip A. Shiels

Philip A. Shiels

Chief Executive Officer , Chief Financial Officer and Director

June ___, 2014

i

ASI ENTERTAINMENT, INC.

INFORMATION STATEMENT REGARDING

CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

MORE THAN A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

ASI Entertainment, Inc. (“ASI,” “the Company,” “we” or “us”) is furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors and the holders of more than a majority of our outstanding voting capital stock on June 17, 2014, in accordance with the relevant sections of the Delaware General Corporate Law of the State of Delaware (the “DGCL”).

This Information Statement is being mailed on or about June 27, 2014 to stockholders of record on June 17, 2014 (the “Record Date”). The Information Statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTIONS

On June 17, 2014, our Board of Directors (the “Board”) and the holders of more than a majority of our outstanding voting capital stock delivered executed written consents authorizing and approving the taking of all steps necessary to effect the following actions (the “Corporate Actions”):

1.

To elect a Board of Directors to hold office until the next Annual Meeting of the Stockholders or until their successors are elected;

2.

To consider and act on an advisory (non-binding) proposal on the compensation arrangements of certain executive officers;

3.

To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers; and

4.

Amend the Company’s Certificate of Incorporation filed with the Delaware Secretary of State (the “Certificate of Incorporation”) to:

a.

increase the Company’s authorized common stock, par value $0.0001 (the “Common Stock”) from 100,000,000 shares to 500,000,000 shares, and to increase the Company’s authorized preferred stock, par value $0.0001, from 20,000,000 to 50,000,000; and

b.

change the Company’s name to AS-IP Tech Inc.;

5.

To amend Article VII of the Bylaws of the Company to reflect the correct fiscal year end of June 30;

6.

To ratify the appointment of B F Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending June 30, 2014.

VOTING AND VOTE REQUIRED

Pursuant to ASI’s Bylaws and Section 228 of the DGCL, a vote by the holders of at least a majority of ASI’s outstanding capital stock is required to effect the Corporate Actions.  Each common stockholder is entitled to one vote for each share of common stock held by such stockholder.  As of the Record Date, ASI had 85,477,127 shares of Common Stock issued and outstanding, and no preferred stock issued and outstanding.  The voting power representing not less than 42,738,564 shares of Common Stock is required to pass any stockholder resolutions.  Pursuant to Section 228 of the DGCL, the following stockholders holding an aggregate of 45,913,153 shares of Common Stock, or approximately 53.7% of the issued and outstanding shares of our Common Stock on the Record Date, delivered an executed written consent dated June 17, 2014, authorizing the Corporate Actions.

Name	Beneficial Holder and Affiliation	Common Shares Beneficially Held	Percentage of Issued and Outstanding
Richard Lukso	Richard Lukso	940,000	1.1%
Lukso Family Trust DTD 4/29/97	Richard Lukso - Trustee	1,000,000	1.2%
Richard Lukso & Arlene Lukso JTTEN	Richard Lukso	200,000	0.2%

Research Trust No.1	Ron Chapman - Holds Power of Attorney	6,631,755	7.8%
R J & P Chapman	Ron Chapman	125,006	0.1%
ASI Technologies Pty. Ltd.	Ron Chapman - Director and shareholder	51,190	0.1%
Madanosaj Superannuation Fund	Ron Chapman - Trustee	2,500,000	2.9%

Chappell Salikin Weil & Associates ATF CSW Employees Super Fund	Graham Chappell - Director and beneficiary	1,940,000	2.3%
Chappell Salikin Weil & Associates	Graham Chappell - Director	788,006	0.9%
International Aviation Services Pty Ltd	Graham Chappell	43,400	0.01%

P A & N L Shiels ATF Shiels Superannuation Fund	Philip Shiels - Trustee	8,250,000	9.7%
P A Shiels ATF The Shiels Trust	Philip Shiels - Trustee	2,500,000	2.9%
Research Trust No.2	Philip Shiels - Holds Power of Attorney	1,198,522	1.4%

Ocean View Investments Pty Ltd	Eric van der Griend - Shareholder and director	13,888,889	16.2%
Swiss Time Australia Pty Ltd	Eric van der Griend - Shareholder and director	268,750	0.3%

Edilan Investments Pty Ltd ATF The Martin Clark Family Trust	Martin Clark - Director and beneficiary	2,012,468	2.4%
Edilan Investments Pty Ltd A/C Clark Superannuation Fund	Martin Clark - Director and beneficiary	3,575,167	4.1%

TOTAL		45,913,153	53.7%

NO APPRAISAL RIGHTS

Under the DGCL, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

GENERAL INFORMATION

ASI will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  ASI will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of ASI’s common stock.

ASI will deliver only one Information Statement to multiple security holders sharing an address unless ASI has received contrary instructions from one or more of the security holders. Upon written or oral request, ASI will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  AS-IP Tech Inc., Suite 3, Level 7, 24 Collins Street, Melbourne, Victoria, 3000 Australia, Attn: Secretary.  The Secretary may also be reached by telephone at +61 3 9016 3021; email at admin@nextwave.biz.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 17, 2014, as to the beneficial ownership of our common stock, in each case, by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each executive officer; (iii) each individual named in the Summary Compensation Table; (iv) each of our directors and nominees; and (v) all of our current executive officers and directors as a group.

Name, Position and Address	Shares of Common Stock Beneficially Owned	Percentage of Percentage of Outstanding Shares of Common Stock
Ronald J. Chapman (2) President and director 160 Silvan Road, Wattle Glen, Vic., 3096 Australia	9,307,951	10.9%
Graham O. Chappell (3) Director 5 Marine Parade, Suite 2 St. Kilda, Vic., 3148, Australia	2,771,406	3.2%
Philip A. Shiels (4) Chief Executive Officer, Chief Financial Officer and director 88 Elgin Street Hawthorn, Vic., 3122 Australia	11,948,522	14.0%
Richard Lukso Director 5610 Via Arbolado Tucson, AZ, 85750	2,140,000	2.5%
Ocean View Investments Pty. Ltd. (5) 100 Barkly St St Kilda, Vic., 3182 Australia	13,888,889	16.2%
Eric P. van der Griend (5) 100 Barkly St St Kilda, Vic., 3182 Australia	14,157,639	16.6%
All the officers and directors as a group (4 persons)	26,167,879	30.6%

(1)  Applicable percentage ownership is based on 85,477,127 shares of common stock outstanding as of June 17, 2014, together with securities exercisable or convertible into shares of common stock within 60 days of June 17, 2014.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of June 17, 2014 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)  Ronald J. Chapman, President and a director of the Company, owns 125,006 shares directly. Mr. Chapman is the managing director (president) and  majority shareholder of Chapman International Pty. Ltd., which is the  controlling shareholder of ASIT Australia through which Mr. Chapman is the beneficial owner of 51,190 Shares. Mr. Chapman holds the power of attorney for the trustee of the Research No.1 Trust which holds 6,631,755 Shares. Mr. Chapman is a trustee and a beneficiary of the Madanosaj Superannuation Fund which holds 2,500,000 shares.

(3)  Graham O. Chappell, a director of the Company, is the managing director (president) and sole shareholder of Chappell Salikin Weil Associates Pty. Ltd. and is considered the beneficial owner of the 788,006 Shares. Mr. Chappell is the sole shareholder of International Aviation Services Pty. Ltd. which owns 43,400 shares of which Mr. Chappell is considered the beneficial owner. Mr. Chappell is a trustee and a beneficiary of the Chappell Salikin Weil Associates Pty. Ltd. Staff Superannuation Fund which holds 1,140,000 shares.

(4)  Philip A. Shiels, Chief Executive Officer and Chief Financial Officer and a director of the Company, holds the power of attorney for the trustee of the Research No. 2 Trust which holds 1,198,522 Shares. Mr. Shiels is a trustee and a beneficiary of the Shiels Superannuation Fund which holds 8,250,000 shares. Mr. Shiels is a trustee and a beneficiary of The Shiels Trust which holds 2,500,000 shares.

(5)  Eric P. van der Griend is a director and shareholder of Ocean View Investment Pty. Ltd. which owns 13,888,889 shares and a director and shareholder of Swiss Time Australia Pty. Ltd. which owns 268,750 shares. Mr. van der Griend is considered the beneficial owner of 14,157,639 Shares.

DIRECTORS, OFFICERS, NOMINEES AND CONTROL PERSONS

The present directors and executive officers and director nominees of the Company are set forth below.  All director nominees are continuing directors of the Company.  There are no arrangements or understandings between any of the directors, director nominees, officers and other persons pursuant to which such person was selected as a director or an officer.  Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified.  Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Position
Richard Lukso	80	Chairman and Director
Ronald J. Chapman	61	President and Director
Graham O. Chappell	68	Director
Philip A. Shiels	62	Chief Executive Officer, Chief Financial Officer and Director

Richard Lukso, 80, has served as the Chairman and Director of the Company since 2004 Mr. Lukso commenced his career in aviation in 1953 at USMC in the Marine Air Wing.  His career has included senior executive positions with Lear Inc., Garrett Airesearch and Learjet. In 1988, Mr. Lukso joined Securaplane Technologies Inc. as President and General Manager and co-owner. The company has since grown from 5 employees and one product to 100 employees and five innovative products serving airlines and general aviation. In 2000, Mr. Lukso sold Securaplane Technologies Inc. to Danaher Corporation.  Mr. Lukso brings to our Board his deep knowledge of the aviation industry and avionics product development.

Ronald J. Chapman, 61, has served as the President and Director of the Company since inception Commencing in 1985, Mr. Chapman founded and remains the managing director of ASI Holdings Pty. Ltd. and ASiQ Ltd. Since inception, Mr. Chapman has overseen the product development and coordinated the marketing for ASiQ. Mr. Chapman is also managing director and the beneficial owner of 100% of Chapman International Pty Ltd., which is a shareholder of the Company through its shareholding in ASI Technologies Pty. Ltd.  Mr. Chapman brings to our board his expertise in, and knowledge of, aviation communications, product development, and sales and marketing.

Graham O. Chappell, 68, has been a director of the Company since its inception. Mr. Chappell has worked in the aerospace industry for 30 years. Since 1985, Mr. Chappell has operated as the principal of Chappell Salikin Weil Associates Pty. Ltd. ("Chappell Salikin"), Victoria, Australia, a private aerospace, technology and defense industries consultancy company. Mr. Chappell obtained a Diploma of Aeronautical Engineering degree from the Royal Melbourne Institute of Technology in 1968 and a Masters of Science (Air Transport Engineering) from Cranfield University in 1974.  Mr. Chappell brings to our board expertise and knowledge of the aviation industry and marketing.

Philip A. Shiels, 62, has been a director of the Company since 1996. From 1992 to the present, Mr. Shiels has operated Shiels & Co., Victoria, Australia, a private consulting practice providing management and corporate advisory services. Shiels & Co. has served as a consultant to ASiQ Ltd. since 1994 and ASI Entertainment, Inc. since its inception. Mr. Shiels received a Bachelor of Business (Accountancy) Degree from the RMIT University in 1976 and has been a Member of the Institute of Chartered Accountants in Australia since 1978.  Mr. Shiels brings to our board expertise in corporate administration, finance and management.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

No executive officer or director has been involved in the last ten years in any of the following:

•

Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•

Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•

Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•

Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

•

Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Certain Relationships And Related Transactions

Transactions With ASiQ

Ronald Chapman, Graham Chappell, and Philip Shiels are directors of the Company and directors of the Company's former subsidiary ASiQ Pty. Ltd., now named ASiQ Ltd. ("ASiQ").

On February 28, 2007, the Company entered into an agreement to purchase the SafeCell intellectual property from ASiQ for $250,000.  Since the SafeCell acquisition, the Company has looked to ASiQ and the SafeCell creators to develop the flight test system and to promote SafeCell to the aviation industry. Future licensing of SafeCell to ASiQ for airline opportunities will be negotiated on a case-by-case basis.

On May 29, 2008, the Company entered into a License Agreement with its former subsidiary, ASiQ, under which ASiQ will:

1. Continue to develop, manufacture and have a non-exclusive right to market SafeCell.

2. Secure the services of the SafeCell inventor, Mr. Ron Chapman to assist in product development and marketing.

3. Pay to ASIE a Royalty Fee of 10% of the revenue generated by SafeCell and received by ASiQ.

In addition, should ASiQ develop other applications for the SafeCell concept outside the aviation industry, ASiQ and the Company will enter into separate agreements setting out the basis on which ASiQ can use the SafeCell concept as set out in the International PCT application, such agreements including license and royalty payments.

On June 18, 2008, the Company entered into a Product License Agreement with ASiQ, under which:

1. The Company granted ASiQ the exclusive worldwide license to the SafeCell intellectual property for development, marketing and sale for any ground based applications, including the PicoBlue application which has been developed by ASiQ.

2. The Company agreed to contract ASiQ exclusively to integrate the PicoBlue application with SafeCell for use in the SafeCell in-flight program.

3. The Company agreed not to utilize the PicoBlue software in any application other than the in-flight program.

4. ASiQ agreed to pay the Company a license fee of $200,000 plus royalty fees of 5% of the revenue received by ASiQ from Pico Blue.

The Company was advised on March 12, 2009 that:

1. The License Agreement between the Company and ASiQ Ltd for the ground based application of its SafeCell product had been assigned to Chapman Reid Ltd., a UK company; and

2. The License Agreement between ASI Entertainment and ASIQ Ltd. for the aviation application of the SafeCell product had been changed from a non-exclusive to an exclusive license following the commercialization of the aviation system.

All other terms and conditions of the agreements were unchanged.

Barry Chapman, CEO and 50% shareholder of Chapman Reid, is a sibling of Ron Chapman. Barry Chapman also owns 278,612 shares in ASI Entertainment (0.4%) and 278,612 shares in ASiQ Limited (0.9%).

On February 11, 2013, the Company entered into a Heads of Agreement with its former subsidiary, ASiQ, under which the Company would become responsible for managing the billing and credit card collections for the North American telecommunication services designated BizjetMobile and iJetCell on behalf of ASiQ. The Heads of Agreement was formalized on March 25, 2013, with an Agreement including the Company’s wholly owned subsidiary, AS-IP Finance Inc. (“AS-IP”), which will expire on September 8, 2014. Under the Agreement, AS-IP will receive an administration fee of 5% of the net proceeds from the BizjetCell and iJetCell services, in addition to the 10% royalty the Company was currently entitled to receive. The Agreement will expire on September 8, 2014, 30 days prior to which, the Company has the option to acquire the permanent rights for managing the BizjetCell and iJetCell services. The fee for purchasing the permanent rights will be $400,000 which can be satisfied either in cash on terms to be agreed, or by the issue of 20,000,000 of the Company’s preference shares. After exercise of the option, AS-IP will retain 20% of the net revenue from the BizjetMobile and iJetCell North American services, including the 10% royalties.

Loan Transactions

As of June 30, 2013 and 2012, the Company has incurred as "related parties payables" of $288,606, which are due mainly to advances made by the CEO to pay for operating expenses.

As of June 30, 2013 & 2012, the Company had "due to related parties" of $228,811 which are advances made by related parties to provide capital.

The “related parties payables” and “due to related parties balances are non-interest bearing, unsecured and due on demand.  Due to the short-term structure of these notes the company does not impute interest expense or recognize a discount on the face value of the notes.

The Company in 2013 and 2012 incurred expenses of approximately $30,000 and $24,000 respectively to entities affiliated through common stockholders and directors for management expenses.

We have not adopted policies or procedures for approval of related person transactions but review them on a case-by-case basis.  We believe that all related party transactions were on terms at least as favorable as we would have secured in arm’s-length transactions with third parties.  Except as set forth above, we have not entered into any material transactions with any director, executive officer, and promoter, beneficial owner of five percent or more of our common stock, or family members of such persons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings.  The following persons did not timely file the reports set forth next to their names:

Name	No. of Late Report(s)	No. of Transaction(s)
Richard Lukso	Four Form 4s	Four
Graham O. Chappell	Two Form 4s	Two

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons and except as disclosed above, we believe that during fiscal year ended June 30, 2013, and up to the date of this proxy statement, our officers, directors and greater than 10% percent beneficial owners timely filed all reports required by Section 16(a) of the Securities Exchange Act.

CORPORATE GOVERNANCE

Director Independence

We are not subject to any director independence requirements by the OTCBB and we have not adopted any independence standards in addition to those set forth under the rules promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).   The Board of Directors has assessed the independence of each of our directors and believes that none of our directors would qualify as independent under applicable rules promulgated under the Exchange Act due to their employment by the Company or due to their ownership holdings with the primary licensee of the Company.  In making its determinations, the Board reviewed all the relevant facts and circumstances, the Exchange Act and other applicable laws and regulations.

Board Meetings

During fiscal year 2013, our Board met 4 times and acted by written consent 2 times.  Each director attended at least 75% of the total number of meetings of our Board.

Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the stockholders.  Our stockholders act by written consent to elect directors and ratify our independent public registered accountants.  We expect our current directors to attend our Annual Stockholders Meetings when they are held.

Board Committees and Audit Committee Financial Expert

As a public company with limited operations, we do not currently have standing audit, nominating or compensation committees of the board of directors, or any committee performing similar functions.  Our board of directors performs the functions of audit, nominating and compensation committees and no member of our board of directors qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act.

Communications with Our Board

Stockholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of AS-IP Tech, Inc.

c/o Corporate Secretary

Suite 3, Level 7, 24 Collins Street

Melbourne, Victoria, 3000 Australia

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Director Nominations

As of June 30, 2014, we did not effect any material changes to the procedures by which our shareholders may recommend nominees to our board of directors.

Our Bylaws allow stockholders to recommend nominees to our Board at a meeting only if written notice of such stockholder's intent to make such nomination has been given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, the close of business on the last day of the eighth month after the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the fifth day following the date on which notice of such meeting is first given to stockholders.

Each such notice shall set forth:

(a)

the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

(b)

a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c)

a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and

(d)

such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and;

(e)

the consent of each nominee to serve as a director of the Corporation if so elected.

Board Leadership Structure

Our Board of directors is lead by Ron Chapman, our President and director, with Philip Shiels, our Chief Executive Officer and Chief Financial Officer also serving on the Board.  We believe that Messrs. Chapman and Shiels will bring to the Board extensive experience and familiarity with our business in particular and the aviation industry generally.  We believe this background enhances the role of executive members of the Board in the development of long-term strategic plans and oversight of senior management in the implementation of those plans.  We believe that this structure will help facilitate clear and open communications between the Board of Directors and senior management, while providing for active oversight by independent directors.  The Board of Directors believes the current leadership structure is appropriate for the Company at its current stage of development.

If our business grows, we hope to expand our Board to include independent directors and establish separate audit, compensation and nomination committees.  We will provide these independent directors with opportunities to meet in executive sessions without management present at the time of each regular Board meeting and additionally as deemed appropriate or necessary.

Board’s Role in Risk Oversight

Our management team is primarily responsible for the day-to-day assessment and management of the Company’s risk exposure. The Board of Directors provides oversight in connection with these efforts, with a particular focus on the most significant risks facing us.  The Board of Directors believes that full and open communication between the management team and the Board of Directors is essential for both effective risk management and for meaningful oversight.  Currently, our executive officers also serve as Board members.  We believe that this structure is sufficient given that the limited operations of the Company.

As our business develops, we hope to expand our Board of Directors and senior management team, which will allow the Board and senior management to separate their risk oversight responsibilities.  At such time, we expect our Board of Directors to meet with our Chief Executive Officer and the other members of our senior management team to discuss strategies, key challenges, and risks and opportunities for us. We anticipate that management will periodically present to the Board of Directors strategic overviews of the Company’s most significant issues, including risks affecting the Company.

After expanding our Board, we also intend to establish audit, nominating and compensation committees staffed by independent directors.  We expect to utilize each committee to oversee specific areas of risk that are appropriately related to the committee’s areas of responsibility in order to help facilitate its risk oversight responsibilities.  The Audit Committee will assist the Board of Directors in discharging its oversight responsibilities in the areas of internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance.  The Audit Committee will discuss with management, the internal audit group and the independent auditor guidelines and policies with respect to risk assessment and risk management.  The Audit Committee will also discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure.  The Compensation Committee will assist the Board of Directors in discharging its oversight responsibilities regarding the risks related to the attraction and retention of personnel as well as the risks associated with the design of compensation programs and arrangements applicable to both executive officers and to all employees.  The Nominating and Corporate Governance Committee will establish, monitor and evaluate the implementation of our corporate governance policies.  While the Board committees will be responsible for initially monitoring certain risks, the entire Board of Directors will be kept informed of the significant risks facing the Company through management and committee reports about such risks and the steps being taken to mitigate these risks.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In fiscal 2013, Philip Shiels was the sole executive officer that received compensation for his services as an executive officer.  If our financial condition improves, we hope to develop a compensation program for our named executive officers, which will be reviewed by our board of directors.  We further expect that the specific direction, emphasis and components of our executive compensation programs will evolve.  Factors that may affect our compensation policies may include the hiring of full-time employees, our future revenue growth and profitability, the implementation of our business plan and strategy and increasing complexity of our business.

The entire board of directors performs the functions that would be performed by a compensation committee.  All of the directors participate in deliberations concerning the compensation paid to executive officers, including Philip Shiels.  The directors determine the compensation of the Company’s executives by assessing the value of each of its executives and collectively determine the amount of compensation required to retain the services of the company’s executives.  We intend to base the amount of compensation for our executives on negotiations between the executive and us.  We did not perform any formal third party benchmarking or other market analysis with respect to the amount of such executive’s compensation

In approving compensation necessary to attract and retain our present executive officers, the board of directors concluded that the salary provided to our executive officer is reasonable considering the nascent stage of development of our business.  The objective of the compensation plan is to provide our executives with competitive remuneration for their skills such that we can retain our personnel for an extended period of time.  We will review our compensation programs from time to time and take Company performance as well as general market conditions into account when implementing our compensation programs.

Summary Compensation Table

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended June 30, 2013 and 2012 to (i) our Chief Executive Officer (principal executive officer), (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers on June 30, 2013 whose total compensation was in excess of $100,000, and (iii) up to two additional individuals who would have been within the two-other-most-highly compensated but were not serving as executive officers on June 30, 2013.

NAME AND PRINCIPAL POSITION	FISCAL YEAR	ANNUAL SALARY	COMPENSATION BONUS/AWARDS	OTHER COMPENSATION ALL OTHER
Philip Shiels, Chief Executive Officer Chief Financial Officer	2013 2012	- -	- -	$30,000 (1) $36,500 (2)

(1) Pursuant to an oral agreement with the Company, Mr. Shiels is entitled to compensation of $5,000 on a monthly basis, which amount is payable subject to the cash flow condition of the Company.

(2) During fiscal year ended June 30, 2012, Mr. Shiels received management fees in the amount of $24,000 and 500,000 shares of common stock valued at $0.025 per share, at an aggregate value of $12,500.

Narrative disclosure to Summary Compensation

The Company has not entered into any written employment agreements with its executive officers or directors nor has it obtained any key-man life insurance.  Our Chief Executive Officer is entitled to a monthly amount of $5,000, payment of which is subject to the Company’s cash flow situation.  Each executive officer is entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with his services on our behalf.

Equity Awards

There are no options, warrants or convertible securities outstanding.  At no time during the last fiscal year with respect to any of any of our executive officers was there:

•

any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined;

•

any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;

•

any option or equity grant;

•

any non-equity incentive plan award made to a named executive officer;

•

any nonqualified deferred compensation plans including nonqualified defined contribution plans; or

•

any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

Compensation of Directors

Our Compensation Committee and Board determines the form and amount of compensation for our employee and non-employee directors based on informal surveys of similar companies and the amount necessary to attract and retain such directors. For the fiscal year ended June 30, 2013, we paid each of our directors as follows:

Name	Fees earned or paid in cash* ($)	Stock awards (1) ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Richard Lukso	$0	500,000	0	0	0	0	$500,000	(1)

Ronald Chapman	$0	0	0	0	0	0	$0

Graham Chappell	$0	0	0	0	0	0	0

Philip Shiels	$0	0	0	0	0	30,000 (2)	30,000

(1)

During the year ended June 30, 2013, the Company issued a total of 500,000 shares for directors fees valued at $0.025 per share, as payment in full for director fees incurred during fiscal year ended June 30, 2010.

(2)

Philip Shiels received management fees of $30,000 in the fiscal year ended June 30, 2013, in his capacity as the Chief Executive Officer of the Company.

Each director is entitled to receive reasonable expenses incurred in attending meetings of the Board of Directors of the Company.  Our Board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Compensation Committee Interlocks and Insider Participation

Our board of directors is comprised of Richard Lukso, Ronald J. Chapman, Graham O. Chappell and Philip A. Shiels.  The entire board of directors performs the functions that would be performed by a compensation committee.  All of the directors participate in deliberations concerning the compensation paid to executive officers, including Philip A. Shiels.

Ronald Chapman, Graham Chappell, and Philip Shiels are directors of the Company's former subsidiary ASiQ Pty. Ltd., now named ASiQ Ltd. ("ASiQ").  ASiQ is a licensee of the Company’s SafeCell technology and a party to other agreements more fully described in the section entitled “Certain Relationships and Related Transactions.”

Compensation Committee Report

Our board of directors has reviewed and discussed the Compensation Discussion and Analysis in this report with management.  Based on its review and discussion with management, the board of directors recommended that the Compensation Discussion and Analysis be included in this Information Statement.  The material in this report is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before, or after the date of this Information Statement and irrespective of any general incorporation language in such filing.

Submitted by Board of Directors:

Richard Lukso

Ronald J. Chapman

Graham O. Chappell

Philip A. Shiels

CHANGES IN OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; FEES

Effective April 10, 2013, the Company's Board of Directors dismissed De Joya Griffith LLC ("DJG") as its certifying independent accountant. DJG have been the Company's certified independent accountant since November 2010.

DJG's reports on the Company's financial statements for the years ended June 30, 2011 and June 30, 2012 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that both reports included a going concern qualification.

Prior to their dismissal, there were no disagreements with DJG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DJG would have caused them to make reference to this subject matter of the disagreement in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(v) of Regulation S-K.

Effective April 10, 2013, the Board of Directors of the Company approved the appointment of B F Borgers CPA PC ("BFB") as the Company's certifying independent accountant.

Prior to engaging BFB, the Company did not consult with BFB on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested DJG to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company regarding DJG.  A copy of DJG's letter is attached hereto as Exhibit 2.

Fees Billed by Our Independent Registered Public Accounting Firms

All audit work relating to fiscal year ended June 30, 2012 was performed by De Joya Griffith LLC.  Audit work relating to fiscal year ended June 30, 2013, was performed by B F  Borgers CPA PC and De Joya Griffith LLC.

Our board of directors does not have an audit committee.  The functions customarily delegated to an audit committee are performed by our full board of directors.  Our board of directors approves in advance, all services performed by our auditors.  Our board of directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence, and has approved such services.

The following table sets forth fees billed by our auditors during the last two fiscal years for services rendered for the audit of our annual consolidated financial statements and the review of our quarterly financial statements, services by our auditors that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported as audit fees, services rendered in connection with tax compliance, tax advice and tax planning, and all other fees for services rendered.

	June 31, 2013	June 30, 2012

Audit fees (1)	$18,484	$20,400

Audit related fees	-	-

Tax fees	-	-

All other fees	-	-

(1)  Audit Fees represent fees for professional services provided in connection with the audit of our consolidated annual financial statements and review of the quarterly financial statements and internal controls over financial reporting, and audit services in connection with statutory or regulatory filings, consents or other SEC matters. For fiscal year ended June 30, 2013, De Joya Griffith & Company received $16,864 and B F Borgers CPA PC received $1,620.

Audit Committee Report

The Board of Directors performs the functions of an audit committee.  The Board has reviewed and discussed the audited financial statements with management. The Board has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Board has recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10K for the year ended June 30, 2013.

Submitted by Board of Directors:

Richard Lukso

Ronald J. Chapman

Graham O. Chappell

Philip A. Shiels

CORPORATE ACTION NO. 1

ELECTION OF DIRECTORS

Our Board of Directors has approved the persons named below as nominees for election to our Board of Directors. All persons named below presently serve as directors.  Proxies will be voted for the election as directors for the ensuing year of the persons named below (or if for any reason unavailable, of such substitutes as our Board of Directors may designate). Our Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Richard Lukso, 80, has served as the Chairman and Director of the Company since 2004. Mr. Lukso commenced his career in aviation in 1953 at USMC in the Marine Air Wing.  His career has included senior executive positions with Lear Inc., Garrett Airesearch and Learjet. In 1988, Mr. Lukso joined Securaplane Technologies Inc. as President and General Manager and co-owner. The company has since grown from 5 employees and one product to 100 employees and five innovative products serving airlines and general aviation. In 2000, Mr. Lukso sold Securaplane Technologies Inc. to Danaher Corporation.  Mr. Lukso brings to our Board his deep knowledge of the aviation industry.

Ronald J. Chapman, 61, has served as the President and Director of the Company since 1998. Commencing in 1985, Mr. Chapman founded and remains the managing director of ASI Holdings Pty. Ltd. and ASiQ Ltd. Since inception, Mr. Chapman has overseen the product development and coordinated the marketing for ASiQ. Mr. Chapman is also managing director and the beneficial owner of 100% of Chapman International Pty Ltd., which is a shareholder of the Company through its shareholding in ASI Technologies Pty. Ltd.  Mr. Chapman brings to our board his expertise in, and knowledge of, aviation communications, product development, and sales and marketing.

Graham O. Chappell, 68, has been a director of the Company since its inception. Mr. Chappell has worked in the aerospace industry for 30 years. Since 1985, Mr. Chappell has operated as the principal of Chappell Salikin Weil Associates Pty. Ltd. ("Chappell Salikin"), Victoria, Australia, a private aerospace, technology and defense industries consultancy company. Mr. Chappell obtained a Diploma of Aeronautical Engineering degree from the Royal Melbourne Institute of Technology in 1968 and a Masters of Science (Air Transport Engineering) from Cranfield University in 1974.  Mr. Chappell brings to our board expertise and knowledge of the aviation industry and marketing .

Philip A. Shiels, 62, has been a director of the Company since 1998. From 1992 to the present, Mr. Shiels has operated Shiels & Co., Victoria, Australia, a private consulting practice providing management and corporate advisory services. Shiels & Co. has served as a consultant to ASiQ Ltd. since 1994 and ASI Entertainment, Inc. since its inception. Mr. Shiels received a Bachelor of Business (Accountancy) Degree from the RMIT University in 1976 and has been a Member of the Institute of Chartered Accountants in Australia since 1978.  Mr. Shiels brings to our board expertise in corporate administration, finance and management.

The election of the directors will be effective 20 days after this Definitive Information Statement is filed with the Securities Exchange Commission and a copy thereof mailed to each of our stockholders (the “Effective Date”).

CORPORATE ACTION NO. 2

ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires us to periodically seek a non-binding advisory vote from our stockholders to approve the compensation as disclosed in the Compensation Discussion & Analysis (CD&A), tabular disclosures and narrative sections accompanying the tabular disclosures in this proxy statement. Since the required vote is advisory, the result of the vote is not binding upon the Board.  Our stockholders approved the following advisory resolution by written consent in lieu of a special meeting on June 17, 2014:

“RESOLVED, that the stockholders of ASI Entertainment, Inc. approve, on an advisory basis, the compensation awarded by the company to the named executive officers, as disclosed in the Compensation Discussion and Analysis, tabular disclosures, and other narrative executive compensation disclosures in the proxy statement for the 2012 Annual Meeting of Stockholders as required by the rules of the Securities and Exchange Commission.”

The Board of Directors has created a compensation program designed to attract, motivate and retain the qualified executives that help ensure the Company’s future success, to provide incentives for increasing profits by awarding executives when individual and corporate goals are achieved and to align the interests of executives and long-term stockholders.

The Board of Directors urges stockholders to read the CD&A beginning on page 7 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the accompanying Summary Compensation Table and other related compensation tables and narrative which provide detailed information on the compensation of our named executive officers. The Board of Directors believes that the policies and procedures articulated in the CD&A are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement reflects and supports these compensation policies and procedures.

Effect of Proposal

The proposal described above, commonly known as a "Say-on-Pay" proposal, gives stockholders the opportunity to express their views regarding the compensation of the named executive officers by voting to approve or not approve such compensation as described in this proxy statement.  This vote is advisory and will not be binding upon the Company or the Board.  However, the Company and the Board will carefully consider the outcome of the advisory vote on executive compensation when considering future executive compensation arrangements.

CORPORATE ACTION NO. 3

ADVISORY, NON-BINDING VOTE ON FREQUENCY OF APPROVAL OF EXECUTIVE COMPENSATION (SAY-ON-FREQUENCY)

The Dodd-Frank Act requires us to provide our stockholders with the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should consult an advisory Say-on-Pay vote.  Stockholders may indicate whether they would prefer that we conduct future Say-on-Pay votes every year, every two years or every three years.  Stockholders also may abstain from casting a vote on this proposal.  Our stockholders approved holding a Say-on-Pay vote every three years by written consent in lieu of a special meeting on June 17, 2014.

Our Board of Directors has determined that a Say-on-Pay vote that occurs once every three years is the most appropriate alternative for us.  The Board believes that a Say-on-Pay vote occurring every three years will provide our stockholders with sufficient time to evaluate the effectiveness of the Company's overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding an over-emphasis on short-term variations in compensation and business results.  A Say-on-Pay vote occurring every three years will also permit stockholders to observe and evaluate the effect of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation.

Effect of Proposal

This vote is advisory, which means that is not binding on the Company or the Board of Directors.  The Company recognizes that the stockholders may have different views as to the best approach and looks forward to hearing from the stockholders as to their preferences on the frequency of the Say-on-Pay vote.  The Board of Directors will carefully review the outcome of the frequency vote; however, when considering the frequency of future Say-on-Pay votes, the Board of Directors may decide that it is in the Company's and the stockholders' long-term best interest to hold a Say-on-Pay vote more or less frequently than the frequency receiving the most votes cast by our stockholders.

CORPORATE ACTION NO. 4

INCREASE IN AUTHORIZED CAPITAL AND NAME CHANGE

Increase in Authorized Capital

The Board has recommended that the stockholders grant authority to the Board to amend the Certificate of Incorporation of the Company to increase its authorized share capital from 120,000,000 shares to 550,000,000 shares, consisting of 500,000,000 shares of Common Stock, par value $0.0001, and 50,000,000 shares of preferred stock, par value $0.0001.  The proposed amendment to our Certificate of Incorporation is attached hereto as Exhibit 1.  The general purpose and effect of this amendment to our Certificate of Incorporation is to increase our authorized share capital which we believe will enhance our ability to finance the development and operation of our business.

Reasons For The Increase In Authorized Capital

On June 17, 2014, our Board authorized and approved the proposed amendment to our Certificate of Incorporation to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders.  Potential uses of the additional authorized shares may include, but are not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes.  Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares, in most cases, without the expense or delay of seeking stockholder approval.  We are at all times investigating additional sources of financing, business candidates and other opportunities which our Board believes will be in our best interests and in the best interests of our stockholders.  Shortly after the Effective Date, we intend to conduct a private placement of our securities to secure additional working capital for the Company.  Except as set forth above, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of ASI.

Effect of the Increase in Authorized Capital; Anti-Takeover Implications

The amendment to our Certificate of Incorporation to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders.  However, our Board will have the authority to issue shares of our Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations.  To the extent that additional shares of Common Stock are issued in the future, such issuance will decrease the existing stockholders' percentage equity ownership, dilute the earnings per share and book value per share of outstanding shares of Common Stock and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

Although the increase in authorized capital is prompted by business and financial considerations, stockholders nevertheless should be aware that such increase could facilitate future efforts by our management to deter or prevent a change in control of the Company.  By way of example, our management could issue additional shares to dilute the stock ownership and the voting power of persons seeking to obtain control of the Company or shares could be issued to purchasers who would support the Board in opposing a takeover proposal.  In addition, the increase in authorized shares may have the effect of delaying or discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful, including challenges that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.  The Board and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock. The Board has no current plans to use any of the additional shares of Common Stock that will become available when the increase in authorized capital occurs to deter or prevent a change of control of the Company.

Vote Required

Section 242 of the DGCL provides that proposed amendments to the Certificate of Incorporation must first be adopted by the Board and then approved by stockholders of record entitled to vote holding at least a majority of our issued and outstanding voting capital stock (the “Majority Stockholders”).

On June 17, 2014, our Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized capital from 120,000,000 shares to 550,000,000 shares.  June 17, 2014, or the Record Date, was the date for determining the stockholders entitled to receive notice of and to vote on the proposed increase to our authorized capital.

The amendment to increase our authorized capital will not be effective until the Company files the Certificate of Amendment with the Delaware Secretary of State (which will not occur until June 27, 2014, or thereafter).  No further action on the part of stockholders is required to authorize or effect the amendments to the Certificate of Incorporation.

Anti-Takeover Provisions of the DGCL and Our Charter Documents

We are subject to Section 203 of the Delaware General Corporation Law. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with anyone who owns at least 15% of its common stock. This prohibition lasts for a period of three years after that person has acquired the 15% ownership. The corporation may, however, engage in a business combination if it is approved by its board of directors before the person acquires the 15% ownership or later by its board of directors and two-thirds of the stockholders of the public corporation.

In addition, our Certificate of Incorporation and Bylaws may discourage, delay or prevent a change in our management or control over us that stockholders may consider favorable. Our Certificate of Incorporation and Bylaws:

•

authorize the issuance of “blank check” preferred stock that could be issued by our board of directors to thwart a takeover attempt;

•

do not provide for cumulative voting;

•

provide that vacancies on the board of directors, including newly created directorships, may be filled only by a majority vote of directors then in office (except that vacancies resulting from removal from office by a vote of the stockholders may be filled by the stockholders at the same meeting at which such removal occurs provided that the holders of not less than a majority of the outstanding capital stock of the Corporation (assessed upon the basis of votes and not on the basis of number of shares) entitled to vote for the election of directors, voting together as a single class, shall vote for each replacement director.

•

limit the calling of special meetings of stockholders; and

•

require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

Other than as discussed in this Information Statement, there are no provisions of our articles, bylaws, employment agreements or credit agreements have material anti-takeover consequences.

Change in the Company’s Name

On June 17, 2014, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Company’s Certificate of Incorporation to change the name of the Company to AS-IP Tech Inc. (the “Name Change Amendment”).

Our Board and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately the Company’s business of holding and licensing intellectual property.

The Name Change Amendment will not be effective until the Company files the Certificate of Amendment with the Delaware Secretary of State (which will not occur until June 27, 2014, or thereafter).  No further action on the part of stockholders is required to authorize or effect the amendments to the Certificate of Incorporation.

CORPORATE ACTION NO. 5

AMENDMENT TO BYLAWS

On June 17, 2014, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to Article VII of the Bylaws of the Company (the “Bylaw Amendment”), changing the fiscal year end from December 31 to reflect the correct fiscal year end of June 30.

The amendment to the Bylaws will be effective on the Effective Date.

CORPORATE ACTION NO. 6

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

On June 17, 2014, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the appointment of B F Borgers CPA PC, an independent registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending June 30, 2014.

B F Borgers CPA PC’s principal function is to audit management’s assessment of the effectiveness of our internal control over financial reporting and our consolidated financial statements and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the financial statements included in our quarterly reports.

The ratification of appointment of B F Borgers CPA PC will be effective on the Effective Date.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Actions.

PROPOSALS BY SECURITY HOLDERS

None.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company.  These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

ADDITIONAL AND AVAILABLE INFORMATION

ASI is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: June __, 2014	By order of the Board of Directors /s/ Philip A. Shiels By: Philip A. Shiels Its: Chief Executive Officer, Chief Financial Officer and Director

EXHIBITS

Exhibit No.	Description
1	Certificate of Amendment to Certificate of Incorporation of the Company*
2	Consent of De Joya Griffith LLC.*

*  Filed herewith.

Exhibit 1

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of ASI Entertainment, Inc., resolutions were duly adopted setting forth the following proposed amendments of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

(a)  RESOLVED, that Article ONE of the Certificate of Incorporation of the Corporation be amended to read as follows:

"The name of the Corporation is "AS-IP Tech, Inc."

(b)  RESOLVED, that the first paragraph of Article FOUR of the Certificate of Incorporation of the Corporation shall be amended to read as follows:

“The total number of shares of stock which the Corporation shall have authority to issue is 550,000,000 shares, consisting of 500,000,000 shares of Common Stock having a par value of $.0001 per share and 50,000,000 shares of Preferred Stock having a par value of $.0001 per share.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a written consent in lieu of a special meeting of the stockholders of said corporation approving and authorizing such amendments was obtained in accordance with Section 228 of the General Corporation Law of the State of Delaware, which written consent was signed by stockholders holding the necessary number of shares as required by statute to authorize and approve of such amendments.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 2014.

By:_______________________________________
Philip A. Shiels, Chief Executive Officer

EX-1

Exhibit 2

April 11, 2013

Securities and Exchange Commission
100 F Street NE
Washington, DC 20549

RE: ASI Entertainment, Inc.

On April 10, 2013, we were notified of our dismissal as the independent registered public accounting firm for ASI Entertainment, Inc. We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on April 10, 2013. We agree with the statements made in response to that Item insofar as they relate to our firm.

Very truly yours,

/s/ De Joya Griffith, LLC

De Joya Griffith, LLC
Certified Public Accountants

EX-2